Exhibit 4(a)

. 016570| 003590|127C|RESTRICTED||4|057-423

COMMON SHARES

PAR VALUE $0.125

COMMON SHARES

THIS CERTIFICATE IS TRANSFERABLE IN CANTON, MA AND NEW YORK, NY

Shares

6 0 0 6 2 0 * * * * *

* 6 0 0 6 2 0 * * * *

* * 6 0 0 6 2 0 * * *

* * * 6 0 0 6 2 0 * *

* * * * 6 0 0 6 2 0 *

Certificate Number

ZQ 000000

CLIFFS NATURAL RESOURCES INC.

INCORPORATED UNDER THE LAWS OF THE STATE OF OHIO

** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David

THIS CERTIFIES THAT

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CUSIP 18683K 10 1

SEE REVERSE FOR CERTAIN DEFINITIONS

is the owner of

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FULLY PAID AND NON-ASSESSABLE COMMON SHARES OF THE PAR VALUE OF $0.125 EACH OF

Cliffs Natural Resources Inc., transferable on the books of the Company by the registered holder in person or by duly authorized attorney, upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be held subject to all the provisions of the Articles of the Company filed in the office of the Secretary of State of Ohio (copies of which are on file with the Company and with the Transfer Agent) to which the holder by acceptance hereof assents. This certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.

Witness the seal of the Company and the signatures of its duly authorized officers.

Chairman, President and Chief Executive Officer

DATED <<Month Day, Year>>

COUNTERSIGNED AND REGISTERED:

COMPUTERSHARE TRUST COMPANY, N.A.

TRANSFER AGENT AND REGISTRAR,

Secretary